February 26, 2010

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C.  20549

Re:	Heartland Group, Inc., 1933 Act Registration No. 33-11371; 1940 Act File No. 811-4982—Transmission of Post-Effective Amendment No. 55 to Heartland’s Registration Statement filed on Form N-1A

Ladies and Gentlemen:

On behalf of Heartland Group, Inc. (“Heartland”), we have enclosed for filing, pursuant to Rule 485(a), Post-Effective Amendment No. 55 (the “Amendment”) to Heartland’s Registration Statement on Form N-1A.

This Amendment is being filed primarily due to modifications Heartland made to its form of prospectus, which were made in response to the Commission’s changes to Part A of Form N-1A.  Also, this Amendment is being filed to update financial and performance information and make certain other non-material changes.

Please note that, due to the timing of the filing, this Amendment does not include certain information, which was not available at the time of filing.  Heartland will file another post-effective amendment prior to the effectiveness of the Amendment to include such information, and also include the consent of the Heartland’s independent registered public accounting firm.

If you have any questions regarding this letter or comments on the Amendment, please contact Fred Lautz of this office at (414) 277-5309 (fred.lautz@quarles.com) or me at (414) 277-5629 (andrew.ketter@quarles.com).  Thank you in advance for your prompt attention to this matter.

Very truly yours,

QUARLES & BRADY LLP

/s/ Andrew D. Ketter

Andrew D. Ketter

Cc: Vinita Paul, Esq.

Enclosure